                         ASSET PURCHASE TERMINATION AGREEMENT

THIS AGREEMENT is made this 28th day, of October, 2006

BETWEEN:

              ICON DEVELOPMENT, INC., a Nevada company with its registered office at

           1235 Quayside Drive, Suite 703, New Westminster, BC V3M 6J5

              (hereinafter referred to as the 'Purchaser")

AND:       NETRIX, INC. a Delaware company with an office at 1150 19th Street, Vero Beach, FL32960

AND:        RICHARD COTTON (“Richard”), ANTONIO ALVAREZ (“Antonio”),

                  DON COTTON (“Don”) and AHARON FRIEDMAN ( “ Aharon” and

                  together with Richard, Antonio, and don referred to herein as the founders)

AND:         COMPLETE SECURITY INVESTMENTS LTD.  a company incorporated pursuant to the laws of British Columbia , having an office in Vancouver BC

                   ( hereinafter referred to as “CSI”)

WHEREAS

A.           The parties hereto, other than CSI entered into an asset purchase agreement dated the 28 day of August 2006 (the "Purchase Agreement") by which the Purchaser agreed to

                Purchase  the Business (as defined herein) from Netrix  on the terms and conditions set out in the

                Purchase Agreement; and

B.             The parties hereto have agreed to terminate the Purchase Agreement; and

C             The Purchaser and CSI entered onto a Finder Broker and Services and Loan agreement dated the 29th day of August, 2006

NOW THEREFORE, in consideration of the covenants and agreements contained herein, and for other consideration the receipt and sufficiency of which is acknowledged by al the parties, the parties hereto agree as follows:

DEFINITIONS AND INTERPRETATION

1.1

Defined Terms Unless otherwise specifically defined in this agreement shall have the meaning s set forth in the Purchase Agreement

1.2     Purchase Agreement Terminated   The purchase agreement is hereby terminated

           and no further force or  affect, without liability to any party thereto, other than as set out in section

           2.8 of the Purchase Agreement. For greater certainty, each party hereto releases each other party from any and all  suits , actions, obligations, liabilities, expenses and demands under or in relation to the Purchase

          Agreement  effective as of the date hereof.

1.2

Deposits, Costs and Expenses The purchaser hereby releases any and all claims it may have to the deposits including, without limitation against CSI, Netrix, and the Founders.  For greater certainty,

           Netrix  and the founders , jointly and severally, covenant to return all such amounts received on

           account   of the deposit directly to CSI, together with all interest accrued herein CSI costs and expenses associated with the project and  transaction to date as reasonably evidenced by CSI , which shall be due upon demand by CSI. Furthermore, if Netrix and or the Purchaser enter into an agreement to either sell or acquire Netrix assets or shares Netrix shall , and Netrix shall cause such subsequent purchaser to be bound by the same terms of the Finder Broker Services and Loan Agreement  between the purchaser and

           CSI entered into on the 29th day of August, 2006 and as attached hereto , as if such purchaser was the

            Purchaser as defined herein.

0.4

Governing Law This Agreement shall be governed by and construed in accordance with the laws of the State of  Delaware, and the Federal Laws of the United States of America applicable therein, without reference to the choice of law principles thereof. Each party hereto attorns to the non-exclusive jurisdiction of the courts of the State of Delaware ( the Chosen Courts) and (i) irrevocably submits to the non exclusive jurisdiction of the Chosen Courts. (ii) waives any objection that the chosen Courts are an in convenient forum or donot have jurisdiction over any party hereto.

0.5

Entire Agreement  This Agreement constitutes the entire agreement between the parties and supersedes all agreements, discussions, and negotiations and Understandings, whether written or oral between the parties upto the date hereof pertaining to the termination of the Purchase Agreement.

IN WITNESS WHEREOF, This Agreement has been executed by each of the parties hereto effective as the first date written above.

ICON DEVELOPMENT, INC.

Per:__/s/ Kennedy Kerster_

       Chief Executive Officer

NETRIX INC.

Per:_/s/ Richard Cotton

       President

COMPLETE SECURITY INVESTMENTS LTD.

Per:___/s/William Mayer____

_/s/ Richard Cotton

RICHARD COTTON

_/s/ Antonio Alvarez__

ANTONIO ALVAREZ

_/s/Aharon Friedman_

AHARON FRIEDMAN

_/s/Don Cotton

DON COTTON